May 18, 2015

Ave Maria Opportunity Fund
 (a series of Schwartz Investment Trust)

Supplement to the Ave Maria Mutual Funds Prospectus and Statement of Additional Information, both Dated May 1, 2015
Reorganization of Ave Maria Opportunity Fund into Ave Maria Catholic Values Fund
The Board of Trustees of Schwartz Investment Trust (the "Trust") has approved an Agreement and Plan of Reorganization (the "Agreement") to merge the Ave Maria Opportunity Fund into Ave Maria Catholic Values Fund, another series of the Trust.
The reorganization will consolidate the assets of the Funds and will allow Ave Maria Opportunity Fund shareholders to own shares of a larger fund with a lower expense ratio.  The Funds have the same investment objective, similar principal investment strategies and both Funds practice morally responsible investing. It is anticipated that the reorganization will allow the combined Fund to provide for a more efficient management process and improved operating efficiencies due to the spreading of fixed costs over a larger pool of assets.
The reorganization does not require shareholder approval, and the closing of the reorganization is expected to occur on or about July 31, 2015 (the "Closing Date"). Prior to the closing, an information statement/prospectus will be issued to shareholders of the Ave Maria Opportunity Fund. The information statement/prospectus will describe the reorganization, provide a description of the combined Fund, and outline certain minor differences between the Funds.
Under the Agreement, all of the assets and known liabilities of the Ave Maria Opportunity Fund will be acquired by the Ave Maria Catholic Values Fund in exchange for shares of the Ave Maria Catholic Values Fund.   Following the reorganization, shares of the Ave Maria Catholic Values Fund will be distributed to the shareholders of the Ave Maria Opportunity Fund in accordance with their respective percentage ownership interests in the Ave Maria Opportunity Fund on the Closing Date.  The Ave Maria Opportunity Fund will then be terminated.
It is anticipated that the reorganization will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.
New Accounts
The Ave Maria Opportunity Fund will continue to open new accounts through the date of the reorganization.
Purchases and Redemptions through Existing Accounts
Shareholders of the Ave Maria Opportunity Fund will be permitted to continue adding to their accounts through the date of the reorganization. After the reorganization, shareholders will be free to continue to purchase additional shares of the Ave Maria Catholic Values Fund.  Shareholders of the Ave Maria Opportunity Fund participating in automatic investment programs (i.e., automatic investment programs, direct deposit plans, asset allocation programs, systematic withdrawal programs with cross reinvestments, and any other similar investment program) will continue to do so in their Ave Maria Catholic Values Fund account following the reorganization.  Shareholders may contact the Funds at 1-888-726-9331 to discontinue or modify their participation in such programs.
Until the closing date of the reorganization, shareholders of the Ave Maria Opportunity Fund will continue to be able to redeem their shares at the next determined share price after receipt of a redemption request in proper form by the Funds' transfer agent.  (See "How to Redeem Shares" in the Funds' Prospectus dated May 1, 2015). After the reorganization, shareholders will be free to redeem shares of the Ave Maria Catholic Values Fund they receive in the transaction at the next determined share price after receipt of a redemption request in proper form by the Fund's transfer agent.
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